FOUR Reports Second Quarter 2020 Results August 6, 2020 ALLENTOWN, Pa – (BUSINESS WIRE) Shift4 Payments, Inc. (NYSE: FOUR “the Company”), a leading provider of integrated payment processing solutions, today announced its second quarter 2020 results. ‘We are incredibly proud to report our results for the second quarter 2020, during which we became a publicly traded company’ said Jared Isaacman, founder and chief executive officer. ‘The rebound in end-to-end payment volumes experienced through the quarter highlights the resiliency of our merchant base and the ability of our software partners to act on Shift4’s compelling value proposition and continue to win share.’ Gross revenue for the second quarter of 2020 decreased 21% to $141.8 million from $180.5 million in the prior year period, primarily driven by the impact of the COVID-19 pandemic on our end-to-end payment volumes and gateway transactions. Net loss was $75.0 million or a loss of $0.03 per share (basic and diluted) for our Class A and Class C common stock. End-to-end payment volume was $4.2 billion for the second quarter of 2020, which resulted in gross revenue less network fees of $67.4 million. This compares with $5.5 billion and $75.3 million for the prior year period; a decrease of 23% and 10% respectively. Adjusted net loss was $14.4 million for the second quarter of 2020 compared to a loss of $4.4 million for the prior year period. Adjusted EBITDA was $14.8 million, down 38% from $24.0 during the prior year period. A detailed investor presentation can be found at investors.shift4.com Exhibit 99.1

Shift4 PAYMENTS

FOUR LISTED NYSE

Quarterly Investor Call Details:

Management will also host a conference call today (August 6, 2020) at 8:30 am ET to discuss its second quarter 2020 financial results.

To register for this conference call, please use the link:

http://www.directeventreg.com/registration/event/8394105.

After registering, a confirmation will be sent through email, including dial-in details and unique conference call codes for entry. Registration is open through the live call, but to ensure you are connected for the full call we suggest registering at least 10 minutes before the start of the call. The conference call will also be webcast live through the Company's website at https://investors.shift4.com/overview/default.aspx.

About Shift4 Payments, Inc.

Shift4 Payments, Inc. is a leading provider of integrated payment processing and technology solutions, delivering a complete ecosystem of solutions that extend beyond payments to include a wide range of value-added services. The Company's technologies help power over 350 software providers in numerous industries, including hospitality, retail, F&B, e-commerce, lodging, gaming, and many more. With over 7,000 sales partners, the Company securely processed more than 3.5 billion transactions annually for over 200,000 businesses in 2019. For additional information, visit shift4.com.

Investor Relations:
Sloan Bohlen
610.596.4475 / investors@shift4.com

Media contact:
James McCusker
jmccusker@soleburytrout.com

Safe Harbor Statement and Forward Looking Information   This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding Shift4 Payment, Inc.’s (“our”, the “Company” or Shift4”) anticipated financial performance, including our financial outlook for the third and fourth quarters of 2020 and the full year 2020. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the effect of the COVID-19 global pandemic on our business and results of operations; our ability to differentiate ourselves from our competitors and compete effectively; our ability to anticipate and respond to changing industry trends and merchant and consumer needs; our ability to continue making acquisitions of businesses or assets; our ability to continue to expand our market share or expand into new markets; our reliance on third-party vendors to provide products and services; our ability to integrate our services and products with operating systems, devices, software and web browsers; our ability to maintain merchant and software partner relationships and strategic partnerships; the effects of global economic, political and other conditions on consumer, business and government spending; our compliance with governmental regulation and other legal obligations, particularly related to privacy, data protection and information security, and consumer protection laws; our ability to establish, maintain and enforce effective risk management policies and procedures; our ability to protect our systems and data from continually evolving cybersecurity risks, security breaches and other technological risks; potential harm caused by software defects, computer viruses and development delays; the effect of degradation of the quality of the products and services we offer; potential harm caused by increased customer attrition; potential harm caused by fraud by merchants or others; potential harm caused by damage to our reputation or brands; our ability to recruit, retain and develop qualified personnel; our reliance on a single or limited number of suppliers; the effects of seasonality and volatility on our operating results; the effect of various legal proceedings; our ability to raise additional capital to fund our operations; our ability to protect, enforce and defend our intellectual property rights; our ability to establish and maintain effective internal control over financial reporting and disclosure controls and procedures; our compliance with laws, regulations and enforcement activities that affect our industry; our dependence on distributions from Shift4 Payments, LLC to pay our taxes and expenses, including payments under the Tax Receivable Agreement; and the significant influence Rook and Searchlight will continue to have over us after this offering, including control over decisions that require the approval of stockholders. These and other important factors are discussed under the caption “Risk Factors” in our final prospectus filed with the SEC on July 8, 2020 pursuant to Rule 424(b)(4) and our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Non-GAAP Financial Measures and Key Performance Indicators   We use supplemental measures of our performance which are derived from our consolidated financial information but which are not presented in our consolidated financial statements prepared in accordance with generally accepted accounting principles, or GAAP. These non-GAAP financial measures include: gross revenue less network fees, which includes interchange and assessment fees; adjusted net loss; earnings before interest expense, income taxes, depreciation, and amortization, or EBITDA; and adjusted EBITDA. Gross revenue less network fees represents a key performance metric that management uses to measure changes in the mix and value derived from our customer base as we continue to execute our strategy to expand our reach to serve larger, complex merchants. Adjusted net loss represents net loss adjusted for certain non-cash and other non-recurring items that management believes are not indicative of ongoing operations, such as, acquisition, restructuring and integration costs, equity-based compensation expense, management fees and other non-recurring items. Adjusted EBITDA is the primary financial performance measure used by management to evaluate its business and monitor results of operations. Adjusted EBITDA represents EBITDA further adjusted for certain non-cash and other non-recurring items that management believes are not indicative of ongoing operations. These adjustments include acquisition, restructuring and integration costs, equity-based compensation expense, management fees and other nonrecurring items. We use non-GAAP financial measures to supplement financial information presented on a GAAP basis. We believe that excluding certain items from our GAAP results allows management to better understand our consolidated financial performance from period to period and better project our future consolidated financial performance as forecasts are developed at a level of detail different from that used to prepare GAAP-based financial measures. Moreover, we believe these non-GAAP financial measures provide our stakeholders with useful information to help them evaluate our operating results by facilitating an enhanced understanding of our operating performance and enabling them to make more meaningful period to period comparisons. There are limitations to the use of the non-GAAP financial measures presented in this presentation. Our non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes. The non-GAAP financial measures are not meant to be considered as indicators of performance in isolation from or as a substitute for net income (loss) prepared in accordance with GAAP, and should be read only in conjunction with financial information presented on a GAAP basis. Reconciliations of EBITDA and adjusted EBITDA, gross revenue less network fees, and adjusted net loss to its most directly comparable GAAP financial measure are presented at the end of this presentation. We encourage you to review the reconciliations in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future fiscal periods, we may exclude such items and may incur income and expenses similar to these excluded items. In addition, we present end-to-end payment volume, a key performance indicator, which is defined as the total dollar amount of card payments that we authorize and settle on behalf of our merchants. This volume does not include volume processed through our gateway-only merchants.

Earnings Presentation AUGUST 6, 2020

Q2 2020 Earnings and Business Highlights End-to-end payments volume (YoY): $4.2 billion (down 23% YoY) Gross Profit: $32.3 million (down 26% YoY) Gross Revenue Less Network Fees: $67.4 million (down 10% YoY) Net Loss: $(75.0) million compared to $(8.2) million in prior year Adjusted Net Loss: $(14.4) million compared to $(4.4) million in prior year Adjusted EBITDA: $14.8 million (down 38% YoY) Industry Backdrop Q2 industry restaurant & hospitality payments volumes down an estimated 60-90% year-over-year (YoY) Shift4 Q2 Results End-to-End volume recovery was supported by both new wins and a reliable base of gateway conversions. Gateway conversions specifically represented 17% of End-to-End payment volume during Q2. Shift4 Growth Drivers

Investor Overview

The payments ecosystem is complicated, expensive and often antiquated Software Hardware Payment Methods Safety & Convenience Reporting Security

Interoperability is a challenge for merchants of any size (Not a Shift4 merchant)

Interoperability We take the complexity and cost out of integrated payments Payment Devices Software Payment Methods Safety & Convenience Security Business Intelligence 350+ integrations Onyx, EMV readers Lighthouse Business Management PCI-validated P2PE

Our family of integrated solutions Decades of experience supporting complex payment environments across restaurants, hotels, retail, and more. Integrated to hundreds of software suites in dozens of industries. Each of these is complemented by Shift4 innovations designed to enhance the value proposition of their brands. Domain Expertise Software Hardware Security & Payments Business Intelligence & Interoperability Proprietary POS and mobile hardware as well as support for hundreds of third-party devices, such as PAX, Ingenico and Verifone. Capable of supporting all major payment types and entry methods, including contactless and QR codes. All with PCI Validated Point-to-Point Encryption and advanced Tokenization. Enterprise Reporting Analytics & BI Customer Engagement Platform Online Reputation Management Integrations to ’must-have’ third party tools 350+ Software Integrations Food & Beverage Hospitality Specialty Retail E-Commerce All Major Payment Methods Dozens of Integrated Solutions Third Party Marketplace 30+ Years of Operating History + hundreds more

We are trusted by many 200,000+ Shift4 merchants (YE 2019) 3.5B transactions annually $200B in payment volume processing worth more than

Why we win Decades of operating excellence in: - Food & Beverage - Hospitality - Specialty Retail - E-Commerce Capable of driving the most complex and demanding commerce environments Domain Expertise Unique Technology Incumbency Third-Party Distribution Scale Significant share of F&B, Hospitality and Specialty Retail market puts us in an optimal position to solve industry-specific pain points and grow share of wallet. Significant operating leverage for service and support as well as coverage for winning new opportunities as well as introducing additional solutions to existing customers. Delivering disruptive products and services to solve industry-specific pain points like online ordering, contactless and QR based payment technology. Innovation Compelling Value Proposition Designed to eliminate multiple costly vendors down to a single vertically integrated solution.

Recent customer wins

**NEW MERCHANT WIN:
RAIDERS STADIUM – LAS VEGAS, NV**

- Official Integrated Payments Company of the Las Vegas Raiders
- Shift4 will power payments across dozens of revenue centers, including: Ticketing, F+B, Concessions, Retail, Suites and Parking
- Software Partners include Oracle, VenueNext and Ticketmaster allegiant stadium

**GATEWAY CONVERSION:
CASINO/RESORT – SIOUX CITY, IO**

- 14 Revenue Centers using Oracle Opera and MICROS POS
- Merchant did not accept EMV cards due to the costs associated with hardware upgrades
- Merchant saved $17,000 in upfront costs and $8,500 in annual gateway fees


Queen Wild

Shift4 PAYMENTS
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FOUR LISTED NYSE

Total Addressable Market & Embedded Gateway Conversion Opportunity

US Electronic Payments

Source: Nilson



$9.8 trillion
Aggregate
7% CAGR
$7.0 trillion
Aggregate
Restaurant & Hospitality
+
All other Industries
$1.0 trillion
Restaurant & Hospitality
2018
2018
2023E

We operate in a large and growing market with strong secular tailwinds.

Embedded Gateway Conversion Potential



~$550 million
Potential Gross Profit from Converting Existing Shift4 Gateway and Software Merchants to End-to-End Payments
~$70 million
2019 Gross Profit from Gateway Merchants
~8.0x uplift

Potential for $185 billion of our gateway payment volume to be converted to our End-to-End model.

Shift4 PAYMENTS
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FOUR LISTED NYSE

Shift4 in Action: Pebble Beach Resort



Pebble Beach Resorts relies on Shift4's technology to provide merchant payment gateway services throughout its properties.

Agilysys InfoGenesis® POS

- Spanish Bay Suite (Room Service)
- Governor's Suite (Room Service)
- Presidential Suite (Room Service)
- Roy's at Pebble Beach
- Péppoli at Spanish Bay
- Tuscan Room
- Traps Lounge
- Main Ballroom (Events, F&B)
- Board Room (Events, F&B)
- St. Andrews West (Events, F&B)
- St. Andrews East (Events, F&B)
- Troom (Events, F&B)
- Turnberry (Events, F&B)
- Murifield (Events, F&B)
- Carnoustie (Events, F&B)
- STICKS

Teres

- Retail Shops
- Tuscan Room
- Main Ballroom (Events, Retail)
- Board Room (Events, Retail)
- St. Andrews West (Events, Retail)
- St. Andrews East (Events, Retail)
- Troom (Events, Retail)
- Turnberry (Events, Retail)
- Murifield (Events, Retail)
- Carnoustie (Events, Retail)
- The Links at Spanish Bay Pro Shop
- Fitness Center
- Spanish Bay Club Reception
- Aerobics Studio

SMS Host

- Lobby Front Desk

Shift4's payment gateway platform serves as the unifying technology for the multitude of software suites that operate across the entire Pebble Beach Resorts organization, resulting in any credit card payment entering Pebble Beach's ecosystem being secured by Shift4's technology.

Shift4 PAYMENTS

16

FOUR LISTED NYSE

Financial Summary

Driving Strong Performance End-To-End Volume ($Million) Gross Revenue Less Network Fees ($million) Adjusted EBITDA ($million) End-To-End Volume ($million) GROSS PROFIT $43.6 $46.6 $50.2 $44.5 $32.3 ADJUSTED NET LOSS $(4.4) $(5.0) $(10.6) $(13.8) $(14.4) NET LOSS $(8.2) $(22.6) $(13.8) $(5.2) $(75.0)

Q3 2020 and Q4 2020 Outlook End-To-End Volume We expect Q3 End-to-End volumes to range between: $6.2 billion and $6.5 billion We expect Q4 End-to-End volumes to range between: $6.5 billion and $6.9 billion Gross Revenues Less Network Fees(A) Driving Q3 Gross Revenues Less Network Fees between: $74 million and $78 million Driving Q4 Gross Revenues Less Network Fees between: $75 million and $79 million Adjusted EBITDA(B) Resulting in Adjusted EBITDA between: $20 million and $23 million Resulting in Adjusted EBITDA between: $20 million and $23 million Gross profit is estimated to be approximately 55% of Gross Revenue Less Network Fees for Q3 and Q4 2020. Cost of sales is estimated to be approximately 45% of Gross Revenue Less Network Fees for Q3 and Q4 2020. Estimated adjustments from net loss to adjusted EBITDA for Q3 and Q4 2020 include depreciation and amortization expense of approximately $17 million per quarter, interest expense of approximately $7 million per quarter, and $5-$7 million of estimated equity-based compensation expense per quarter.

Second Quarter 2020 - Balance Sheets

Second Quarter 2020 - Balance Sheets (continued)

Second Quarter 2020 – Income Statements

Second Quarter 2020 – Reconciliation to Non-GAAP Financial Metrics

Second Quarter 2020 – Reconciliation to Non-GAAP Financial Metrics